UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 29, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Nevada                        000-52660                 20-1769847
_______________________________   ________________________   ___________________
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


       10475 Park Meadows Drive, Suite 600
               Lone Tree, Colorado                                 80124
     ________________________________________                    __________
     (Address of principal executive offices)                    (Zip Code)


                                 (720) 279-2377
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on October 29, 2009, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company"), authorized the execution of an option agreement (the "Agreement") with Geoforum Scandanavia AB ("Geoforum"). Pursuant to the terms and provisions of the Agreement, Geoforum granted to the Company an irrevocable right to acquire up to a 100% undivided interest in four properties, the Laisback Property, the Pustaberget Property, the Langtrask Property and the Ravergerget Property (collectively, the "Properties") located in the Kingdom of Sweden. In furtherance of the terms and provisions of the Agreement, the Company shall make cash payments to Geoforum as follows: (i) $25,000 upon execution of a definitive and formal purchase and sale agreement (the "Effective Date"), which as of the date of this Current Report has been paid; (ii) $25,000 upon the first twelve month anniversary of the Effective Date (the "Anniversary Date"), and upon each and every Anniversary Date thereafter until either the Option is exercised and the Company acquires a 100% undivided interest in the Properties or the Option is terminated; (iii) issuance of 50,000 shares of the Company's restricted common stock upon the first Anniversary Date; and (iv) issuance of 50,000 shares of the Company's restricted common stock upon the second Anniversary Date.

The Company will also be responsible for payment of exploration expenses of approximately $3,700,000 over the seven year period as follows: (i) after the Effective Date and prior to the first Anniversary Date, $300,000 in work expenditures; (ii) between the first and second Anniversary Dates, $400,000 in work expenditures; (iii) between the third and seventh Anniversary Date, $3,000,000 in work expenditures. The Company also has the option to extend the period in which to incur the exploration expenses from seven years to nine years by paying Geoforum an additional $100,000.

Upon execution of the Agreement, Geoforum shall deliver and transfer to a nominee for the Company to hold in trust for the parties: (i) a registerable transfer of 100% interest in the Properties; and (ii) any option, right or refusal or other claim to the Properties held by Geoforum.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro forma Financial Information.

     Not applicable.

(c)  Shell Company Transaction.

     Not applicable.

(d)  Exhibits.

     10.1 Option Agreement dated October 29, 2009 between Uranium International Corp. and Geoforum Scandinavia AB.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 URANIUM INTERNATIONAL CORP.


DATE: November 10, 2009

                                 /s/ MAREK J. KRECZMER
                                 ________________________________________
                                 Name:  Marek J. Kreczmer
                                 Title: President/Chief Executive Officer

















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